UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
ANNUAL REPORT
DECEMBER 31, 2021

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2021 Annual Review.

YEAR END 2021 SHAREHOLDER LETTER
The Fund’s Class I shares returned 11.28% for the year ended December 31, 2021. The full-year dividend for Class A, I, L, Y, N, and M shares were $0.60, $0.65, $0.60, $0.62, $0.64, and $0.58, respectively. The weighted average total yield of the Fund’s portfolio at fair value was 8.0% and the annualized distribution rates1 for the various classes were: Class A (without sales charge) 6.8%, Class I 7.3%, Class L (without sales charge) 6.8%, Class Y 7.1%, Class N 7.3% and Class M 6.6%.

FUND REVIEW & DISCUSSION OF PERFORMANCE
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies.
As of December 31, 2021, the Fund had $881 million of Net Assets and, by utilizing leverage, total assets (including cash and other assets) of $1,202 million. The Fund maintained a consistent approach to its use of leverage, aiming to improve shareholder returns, while taking on minimal incremental risk. The asset coverage ratio for the fund as of December 31, 2021 was 412%. As a percentage of total assets, the Fund’s portfolio, consisted of 61.2% first-lien debt investments, 10.1% second-lien debt investments, 0.2% unsecured debt investments, 13.4% Structured Credit investments, 5.4% Corporate Bond investments and 3.1% unlisted equity (including preferred equity and warrants). These levels are in line with concentration limits disclosed to the Fund’s shareholders. Ninety-two percent of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across 215 portfolio companies with an average investment size of less than 1% of the total portfolio. Seventy percent of the portfolio represented investments in companies located in the United States. All debt investments were performing and current on their interest payments as of December 31, 2021.
As the macroeconomic environment and credit markets stabilized after a turbulent beginning to 2020, the Fund was able to deliver positive performance every month in 2021, and for twenty consecutive months since May of 2020.
The Fund also notably increased the number of positions in its portfolio from less than 200 at the end of 2020 to more than 350 as of December 31, 2021 as the Fund continued to diversify in position size and across industries. Given the diversification of the portfolio across issuers, industries, and positions, the Fund is not overly dependent on any one specific credit outcome. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Healthcare & Pharmaceuticals, Banking, Finance, Insurance & Real Estate and Software, which collectively represented 34.7% of net assets. No single industry exceeds 15% of net assets and the top ten industries represent 75.9% of net assets.
As of December 31, 2021, the Fund’s total assets were allocated 18.0% to Opportunistic Credit, 36.8% to Direct Lending, 23.4% to Liquid Credit, 13.4% to Structured Credit, 1.8% to Real Assets, 0.0% to Distressed Credit, 4.0% to cash & equivalents and 2.7% to other assets.
Through 2021, allocations to Opportunistic Credit, Direct Lending, Liquid Credit, Structured Credit, Real Assets and Distressed Credit all contributed positively to the Fund’s total return. Tightening spreads and the market’s continued recovery from 2020 led to strong performance in the first quarter of 2021. Liquid Credit and Structured Credit accounted for roughly half of the Fund’s total return for the first quarter. Throughout the second half of 2021 the Fund was able to allocate a number of Direct Lending and Opportunistic Credit positions, which helped drive performance through higher current income. The largest individual contributor to the Fund’s return in 2021 was a position in Mitel Holdings, a communications equipment company, that was purchased as a part of the Fund’s Distressed Credit allocation. The credit improved dramatically in the second half of 2021 and was exited at a significant gain.

1 Distribution rates are calculated by annualizing the respective distributions per share announced on December 31, 2021 and dividing these amounts by the respective net asset price as of December 31, 2021.

MARKET REVIEW
2021 was characterized by record issuance and strong demand in the leveraged finance market. In the first half of 2021, strong performance and demand was buoyed by the continued re-opening of the U.S. economy and increasing vaccination rates. Momentum continued into the second half of the year as credit markets continued to rebound with issuance reaching record amounts and default rates dropping to levels below long-term averages.
In 2021, the leveraged loan market experienced record issuance powered by investors seeking yield. High-yield bond issuance for the first half of 2021 rose to $286 billion, outpacing the prior first half record of $210 billion set in 2020. Falling yields and volatile treasury rates propelled the pace of issuance for the first half of 2021. Notably, FY 2021 high yield issuance of $465 billion surpassed the previous record of $435 billion achieved in 2020. While debt issuance reached records in 2021, debt service consumes less business cash flow than ever before thanks to low interest rates. As equity contributions have risen proportionally with the increase in asset values, loan-to-value ratios have declined to all-time lows. Average loan-to-value ratios have declined steadily since 2013 from 63% to just 50%, further supporting credit markets.
In the middle market, we continued to see an acceleration of deal flow from the initial slowdown in the first half of 2020. Sponsor-to-sponsor sales, sales of entrepreneur-owned businesses and add-on acquisitions, fueled by dry powder from private credit fundraising during the year, continued to drive activity. Despite the increased diversity of deals by industry, healthcare and technology continued to be the most active sectors. With increased competition for attractive deals, we continued to see borrower friendly terms. Further, lenders looked to differentiate themselves through complex structures and nuanced product offerings. While there is elevated competition for lenders, continued fundraising for private equity and secular trends encouraging growth of private businesses should support the expansion of opportunities within private debt markets.
STRATEGY & OUTLOOK
Since inception of the Fund in June 2018, we have been able to create our desired portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans. As markets showed continued momentum from the previous year, the Fund was able to capitalize on strong relative value opportunities within Direct Lending and Opportunistic Credit. Borrowers continued seeking M&A financing and additional liquidity to firm up competitive positioning and fulfill complex capital needs that could not be met by traditional credit markets. The second half of 2021 saw tight collateralized loan obligation spreads versus historical norms, paired with low default expectations, leading to additional opportunities within structured credit.
From a top-down view, the Adviser’s Portfolio Allocation Advisory Committee (“PAAC”), which oversees the allocation among the different credit sectors for the Fund, continuously evaluated targeted exposures to the Fund’s underlying strategies in response to the rapidly evolving market environment. The PAAC revised allocations two times during 2021, focusing on an increased allocation for direct lending.
We are in an uncertain time with inflation the highest it has been in 40 years and the market expecting several rate hikes over the coming quarters. This uncertainty creates strong opportunities for the Fund and we will also seek to take advantage of opportunities that arise due to any market dislocations. The Fund has been constructed to be a diversified and defensive portfolio that we believe is situated well to sustain volatility. We continue to believe it is prudent to maintain a defensive posture in shorter duration, floating-rate investments in liquid credit, while looking to augment portfolio returns and diversification by allocating to non-sponsored, opportunistic credit and direct lending opportunities.
Justin Plouffe
Portfolio Manager
Linda Pace
Portfolio Manager
Brian Marcus
Portfolio Manager

PERFORMANCE
Average Annual Total Returns through December 31, 2021*

Class	Ticker	Inception Date	1-Year	Since Inception(1)
A Share	TAKAX	6/4/2018	10.77%	4.03%
A Share with 3.0% Sales Load(2)	TAKAX	6/4/2018	7.44%	3.00%
I Share	TAKIX	9/4/2018	11.28%	5.10%
L Share	TAKLX	9/4/2018	10.62%	4.48%
L Share with 3.5% Sales Load	TAKLX	9/4/2018	6.70%	3.38%
M Share	TAKMX	5/15/2020	10.47%	18.81%
N Share	TAKNX	4/18/2019	11.32%	5.47%
Y Share	TAKYX	9/4/2018	11.02%	4.78%
* These returns assume reinvestments of all distributions at net asset value and reflect a maximum sales load of 3.0% for Class A shares and 3.5% for Class L shares. Because Class I, Class M, Class N and Class Y Shares do not involve a sales load, such a charge is not applied to their Average Annual Total Returns.
(1) Since inception is an annualized total return.
(2) The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 3.00%, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the average annual total return figures shown.
Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.
The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

CTAC Class A Performance Data (Unaudited)
Total Return Based on a $10,000 Investment With 3.0% Sales Load

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$11,592
$11,181
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
CTAC Class A Simulated Returns (3.0% Sales Load)
S&P/LSTA Leveraged Loan Index

This chart assumes an initial gross investment of $10,000 on June 4, 2018 (inception of Class A offering). The returns in this chart reflect a maximum initial sales charge of 3.00% for the Fund’s Class A Shares, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the chart.

CTAC Class I Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

$300,000
$290,000
$280,000
$270,000
$260,000
$250,000
$240,000
$230,000
$220,000
$210,000
$200,000
$295,075
$286,292
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
CTAC Class I Simulated Returns (No Load)
S&P/LSTA Leveraged Loan Index

This chart assumes an initial gross investment of $250,000 on September 4, 2018 (inception of Class I offering).
CTAC Class L Performance Data (Unaudited)
Total Return Based on a $10,000 Investment With 3.5% Sales Load

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$11,570
$11,179
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
CTAC Class L Simulated Returns (3.5% Sales Load)
S&P/LSTA Leveraged Loan Index

This chart assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class L offering).

CTAC Class M Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$13,244
$11,858
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
CTAC Class M Simulated Returns (No Load)
S&P/LSTA Leveraged Loan Index

This chart assumes an initial gross investment of $10,000 on May 15, 2020 (inception of Class M offering).
CTAC Class N Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

$300,000
$290,000
$280,000
$270,000
$260,000
$250,000
$240,000
$230,000
$220,000
$210,000
$200,000
$288,775
$279,878
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
CTAC Class N Simulated Returns (No Load)
S&P/LSTA Leveraged Loan Index

This chart assumes an initial gross investment of $250,000 on April 18, 2019 (inception of Class N offering).

CTAC Class Y Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$11,683
$11,458
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
CTAC Class Y Simulated Returns (No Load)
S&P/LSTA Leveraged Loan Index

This chart assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class Y offering).

Past Performance is no guarantee of future results. Represents income only and does not include return of capital. Represents annualized distribution rate, which is calculated by taking the current quarter’s distribution rate divided by the current quarter-end NAV and annualizing, without compounding. NAV = NAV Per Share, MTD = Month to Date, QTD = Quarter to Date, YTD = Year to Date and ITD = Inception to Date (calculated on a cumulative basis). Annual Expense Ratios: Gross: Class A shares 5.39% / Class I shares 4.89% / Class L shares 5.39% / Class M shares 5.64% / Class N shares 4.89% / Class Y shares 5.14%. Net: Class A shares 5.20% / Class I shares 4.70% / Class L shares 5.20% / Class M shares 5.45% / Class N shares 4.70% / Class Y shares 4.95%. The performance data quoted represents past performance, which does not guarantee future results. Current performance and expense ratios may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. For performance data current to the most recent month-end, visit www.CarlyleTacticalCredit.com or call 833-677-3646. Class Y, N, M and Class I shares are not subject to a sales charge. The net expense ratio takes into account contractual fee waivers and/ or reimbursements, without which net performance would have been lower. These undertakings may not be amended or withdrawn for one year from the date of the current prospectus, unless approved by the Board. Generally, Class A Shares and Class L Shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class Y, M, N Shares and Class I Shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Generally, Class I shares can only be purchased with a $250,000 initial investment. See prospectus for details.

Investors should consult with their financial advisor about the suitability of this fund in their portfolio.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS IS A CLOSED-END INTERVAL FUND AND IS NOT INTENDED TO BE A TYPICAL TRADED INVESTMENT. THE FUND WILL NOT BE LISTED OR TRADED ON ANY STOCK EXCHANGE. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND’S QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE. REGARDLESS OF HOW THE FUND PERFORMS, THERE IS NO GUARANTEE THAT SHAREHOLDERS WILL BE ABLE TO SELL ALL OF THE SHARES THEY DESIRE IN A QUARTERLY REPURCHASE OFFER.

THERE CURRENTLY IS NO SECONDARY MARKET FOR THE FUND'S SHARES AND THE FUND EXPECTS THAT NO SECONDARY MARKET WILL DEVELOP. SHARES OF THE FUND WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, WHICH MAKES THEM INHERENTLY ILLIQUID. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND'S QUARTERLY REPURCHASE OFFERS, REGARDLESS OF HOW THE FUND PERFORMS.

There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor's shares, when repurchased, may be worth more or less than their original cost. Fixed income investing entails credit and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Collateralized loan obligations (CLOs) are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all. The Fund may invest in loans and the value of those loans may be detrimentally affected to the extent a borrower defaults on its obligations. Senior loans are typically lower rated and may be illiquid investments, which may not have a ready market. Investments in lesser-known and middle market companies may be more vulnerable than larger, more established organizations. Distressed credit investments are inherently speculative and are subject to a high degree of risk. Leverage (borrowing) involves transaction and interest costs on amounts borrowed, which may reduce performance. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. The Fund is classified as “non-diversified” and may invest a greater portion of its assets in the securities of a single issuer.

The mention of specific currencies, securities, issuers or sectors does not constitute a recommendation on behalf the Fund or Carlyle. Prior to November 4th, 2019, the Fund’s name was the OFI Carlyle Private Credit Fund.

Shares are not FDIC insured, may lose value and not have bank guarantee. Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Related financial products and services are only available to investors deemed to be “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended, and “accredited investors” as defined in Regulation D of the Securities Act of 1933, as amended.

When TCG Capital Markets presents a fund, strategy or other product to a prospective investor, TCG Capital Markets does not evaluate any information necessary to determine whether an investment in the fund, strategy or other product is in the best interests of, or is suitable for, the investor. You should exercise your own judgment and/or consult with a professional advisor to determine whether it is advisable for you to invest in any Carlyle strategy or product. TCG Capital Markets will not make any recommendation regarding, and will not monitor, any investment made by any investor in any Carlyle fund, strategy or other product. For financial advice relating to an investment in any Carlyle fund, strategy or product, contact a professional advisor.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2021, and are based on net assets.

Top Ten Industries (1)
Healthcare & Pharmaceuticals	14.2%
Banking, Finance, Insurance & Real Estate	10.9%
Software	9.5%
High Tech Industries	7.4%
Capital Equipment	6.5%
Aerospace & Defense	6.3%
Hotel, Gaming & Leisure	5.9%
Containers, Packaging & Glass	5.5%
Automotive	5.1%
Consumer Services	4.6%
(1) Although not an industry, Collateralized Loan Obligations are 18.2% of net assets.

Top Ten Holdings
Intelerad Medical Systems, Inc., Term Loan	3.0%
Infront Luxembourg Finance S.a.r.l., Term Loan, Tranche B	2.6%
Bubbles Bidco S.p.A.,	2.5%
Aurora Plastics, Term Loan	2.2%
Blackbird Purchaser, Inc., Term Loan	2.0%
Jeg's Automotive, LLC, Term Loan	2.0%
MMIT Holdings, LLC, Term Loan	2.0%
Ascend Buyer, LLC, Term Loan	1.9%
Ellkay, Term Loan	1.6%
Wineshipping.Com, LLC, Term Loan	1.5%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (83.5%)
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 475	5.50%	4/20/2028	$7,000,000	$7,036,491	$7,241,220
Acrisure, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	4.75%	2/13/2027	2,000,000	1,985,182	1,996,660
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	623,905	572,910	651,462
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	2,925,788	2,875,781	2,955,046
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	39,405	31,191	39,405
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4) (6)	Business Services	LIBOR + 375	4.25%	5/12/2028	248,745	247,590	247,658
AllSpring Buyer, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	3.75%	11/1/2028	3,104,839	3,087,716	3,111,297
American Physician Partners, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	2/21/2022	2,168,322	2,168,339	2,168,322
American Physician Partners, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	2/21/2022	409,099	409,099	409,099
American Physician Partners, LLC	Revolver	(2) (3) (4) (5) (6) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	2/21/2022	145,521	145,521	145,521
Amerilife Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (7)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.14%	3/18/2027	1,994,949	1,985,097	1,986,471
Applied Technical Services	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 575	6.75%	12/29/2026	2,934,783	2,817,017	2,915,789
Applied Technical Services	Delayed Draw Term Loan	(4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	1,267,795	1,188,216	1,255,239
Applied Technical Services	Revolver	(4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	98,814	91,375	97,508
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 725	8.25%	5/6/2027	13,333,333	13,073,805	13,347,100
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 725	8.25%	1/10/2025	2,665,555	2,633,926	2,665,555
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6)	Software	LIBOR + 725	8.25%	1/10/2025	71,006	71,006	71,006
Ascend Buyer, LLC	Revolver	(4) (5)	Containers, Packaging & Glass	LIBOR + 575	6.50%	9/30/2027	285,281	252,471	258,222
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 575	6.50%	9/30/2028	16,831,589	16,504,726	16,565,509
Ascend Learning, LLC	Incremental Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 350	4.00%	7/12/2024	1,994,962	1,999,778	1,990,394
ASP Blade Holdings, Inc	Initial Term Loan	(3) (4) (5)	Capital Equipment	LIBOR + 400	4.50%	10/13/2028	2,000,000	1,990,178	1,998,340
ASP Navigate Acquisition Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.50%	10/6/2027	990,000	977,329	992,475
Associations, Inc.	Delayed Draw Term Loan	(4) (5) (6) (7)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	3,090,228	3,057,834	3,097,065
Associations, Inc.	Term Loan	(2) (3) (4) (5) (6) (7)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	3,521,966	3,489,397	3,529,758
Astra Acquisition Corp.	Term Loan	(4)	Software	LIBOR + 525	5.75%	10/25/2028	5,000,000	4,827,582	4,895,850

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Athenahealth, Inc.	Term Loan, Tranche B1	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	4.40%	2/11/2026	2,977,500	2,977,500	2,974,522
Aveanna Healthcare, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	7/17/2028	943,396	942,217	937,670
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	7/17/2028	4,046,462	4,041,593	4,021,900
Avenu Holdings, LLC	Term Loan	(2) (3) (4) (5)	Sovereign & Public Finance	LIBOR + 525	6.25%	9/28/2024	3,788,189	3,763,777	3,788,189
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11)	Retail	LIBOR + 831	9.31%	12/20/2026	2,883,600	2,827,050	2,869,182
Bluecat Networks (USA), Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	7.25%	10/30/2026	3,211,009	3,155,450	3,243,119
Cano Health, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	5.25%	11/23/2027	3,262,868	3,265,383	3,257,974
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5) (6)	Software	LIBOR + 450	5.50%	8/30/2024	2,156,735	2,144,663	2,146,286
Chudy Group, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	6/30/2027	3,302,069	3,246,446	3,363,550
Cobham Ultra US Co-Borrower, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	High Tech Industries	LIBOR + 375	4.25%	11/16/2028	3,000,000	3,000,000	2,987,820
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	12/29/2027	3,972,431	3,975,020	3,926,510
Conduent, Inc.	Term Loan, Tranche B	(2) (3) (4) (6)	Business Services	LIBOR + 425	4.75%	10/16/2028	3,000,000	2,970,595	2,994,000
CoreLogic, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 350	4.00%	6/2/2028	4,189,500	4,169,707	4,181,121
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (7)	Hotel, Gaming & Leisure	EURIBOR + 800, 2.00% PIK	10.00%	5/22/2026	€13,467,843	14,210,282	13,186,495
Da Vinci Purchaser Corp.	Term Loan	(2) (3) (4)	Software	LIBOR + 400	5.00%	1/8/2027	2,964,900	2,971,808	2,963,980
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 625	7.00%	3/12/2023	318,146	308,615	313,939
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 625	7.00%	3/12/2027	3,295,522	3,250,620	3,278,539
Designer Brands, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	2,130,938	2,090,003	2,106,001
DexKo Global, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	10/4/2028	386,261	386,261	383,378
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	4.25%	10/4/2028	3,154,456	3,139,115	3,139,189
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 350	4.25%	3/31/2028	2,385,846	2,384,922	2,382,864
DG Investment Intermediate Holdings 2, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.50%	3/31/2028	501,005	501,917	500,379
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,905,175	11,083,477	11,309,916
Diligent Corporation	Term Loan	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	5,402,584	5,340,529	5,425,534
Diligent Corporation	Delayed Draw Term Loan	(4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	75,544	67,034	81,067
DTI Holdco, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 475	5.75%	9/30/2023	3,825,047	3,828,440	3,753,327
Dwyer Instruments, Inc	Revolver	(4) (5) (6)	Capital Equipment	LIBOR + 550	6.25%	7/21/2027	661,596	622,965	656,243
Dwyer Instruments, Inc	Term Loan	(2) (3) (4) (5) (6)	Capital Equipment	LIBOR + 550	6.25%	7/21/2027	11,801,450	11,579,969	11,771,027
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4)	Utilities	LIBOR + 350	4.50%	10/1/2027	1,957,612	1,954,740	1,926,290
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 500	5.10%	7/23/2026	4,972,126	4,764,412	4,847,823

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Ellkay	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	9/14/2027	14,249,491	13,942,237	13,922,130
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 375	4.50%	5/19/2028	2,000,000	1,990,461	1,992,180
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5)	Utilities: Electric	LIBOR + 575	6.75%	4/19/2028	845,339	828,254	836,812
EPS Nass Parent, Inc.	Revolver	(4) (5) (6)	Utilities: Electric	LIBOR + 575	6.75%	4/19/2026	42,373	41,199	41,751
eResearchTechnology, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	5.50%	2/4/2027	1,984,887	1,984,887	1,989,849
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.25%	3/31/2028	2,507,400	2,504,543	2,499,050
Fluid-Flow Products, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Automotive	LIBOR + 375	4.25%	3/31/2028	477,600	477,058	476,010
Flynn Restaurant Group LP	Term Loan, Tranche B	(2) (3) (4) (5)	Retail	LIBOR + 425	4.75%	12/1/2028	3,000,000	2,970,000	2,959,500
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	2,476,241	2,460,250	2,479,955
Grab Holdings, Inc.	Term Loan, Tranche B	(4)	Software	LIBOR + 450	5.50%	1/29/2026	1,985,000	1,935,026	1,987,481
Granite Holdings US Acquisition Co.	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 400	4.13%	9/30/2026	2,466,727	2,342,823	2,463,643
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	3/1/2027	7,598,039	7,432,159	7,434,881
Hampton Rubber Company	Term Loan	(2) (3) (4) (5) (6) (7)	Capital Goods	LIBOR + 825	9.25%	1/9/2026	6,086,197	5,968,683	6,086,197
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	(4) (5)	Aerospace & Defense	LIBOR + 625	7.25%	3/1/2027	1,477,357	1,448,430	1,455,895
Hawkeye AcquisitionCo, LLC	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 625	7.25%	11/19/2026	2,021,158	1,985,631	1,995,074
Helios Buyer, Inc.	Revolver	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	58,406	46,182	58,406
Helios Buyer, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	6,816,313	6,694,597	6,859,561
Helios Buyer, Inc.	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	6,999,177	6,900,797	7,026,483
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5)	Environmental Industries	LIBOR + 650	7.50%	12/14/2026	6,500,578	6,286,852	6,549,699
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	3,882,225	3,833,080	3,856,280
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	1,632,240	1,574,999	1,595,595
Highline Aftermarket Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 450	5.25%	11/9/2027	992,500	969,019	976,372
Holley Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 375	4.50%	11/17/2028	1,966,500	1,956,757	1,958,713
Holley Purchaser, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 375	4.50%	11/17/2028	98,325	96,700	97,025
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 550	6.50%	11/15/2028	12,360,000	12,081,228	12,076,800
Hub International Ltd.	Term Loan, Tranche B	(3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	4.00%	4/25/2025	3,092,191	3,084,638	3,089,285
Hunter Holdco 3 Limited	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 425	4.75%	8/19/2028	1,579,688	1,561,803	1,578,708
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	3,786,281	3,745,981	3,786,281
iCIMS, Inc.	Revolver	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	187,735	185,967	187,735

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	2/16/2028	1,354,167	1,351,144	1,357,065
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	346,759	286,350	356,092
Individual FoodService Holdings, LLC	Term Loan	(2) (3) (4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	11,416,120	11,187,456	11,450,209
Individual FoodService Holdings, LLC	Revolver	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	18,378	10,644	18,378
Infinite Bidco, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 375	4.25%	3/2/2028	2,547,200	2,544,853	2,536,858
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5)	Hotel, Gaming & Leisure	EURIBOR + 900	9.00%	5/28/2027	€20,800,000	24,650,819	23,029,570
Integrity Marketing Acquisition, LLC	Term Loan	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	8/27/2025	5,963,744	5,847,100	5,964,360
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	8/27/2025	3,703,320	3,643,504	3,657,515
Intelerad Medical Systems, Inc.	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 950	10.50%	9/30/2028	27,071,556	26,440,166	26,394,767
Internap Corporation	Term Loan	(2) (3) (4) (7)	High Tech Industries	LIBOR +1 00, 5.50% PIK	7.50%	5/8/2025	1,156,853	749,375	578,426
Intrado Corporation	Term Loan	(2) (3) (4)	Telecommunications	LIBOR + 400	5.00%	10/10/2024	2,771,274	2,684,231	2,624,535
ION Trading Finance Ltd.	Term Loan	(2) (3) (4)	Software	LIBOR + 475	4.92%	4/1/2028	3,233,750	3,228,632	3,238,245
iQOR US, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	8.50%	11/19/2024	713,500	680,718	706,669
iQOR US, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	8.50%	11/19/2025	1,663,201	1,663,201	1,546,488
Jeg's Automotive, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 575	6.75%	12/22/2027	18,229,167	17,782,983	17,781,251
Jeg's Automotive, LLC	Revolver	(4) (5) (6)	Automotive	LIBOR + 575	6.75%	12/22/2027	520,833	468,975	468,750
KRE HYOD Owner, LLC	Term Loan, Tranche A1	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	6.25%	12/20/2022	1,363,636	1,363,636	1,363,636
KRE HYOD Owner, LLC	Term Loan, Tranche A2	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 1050	12.50%	1/14/2023	3,962,943	3,962,943	3,962,943
LaserShip, Inc.	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 450	5.25%	5/7/2028	2,693,250	2,680,042	2,693,250
LBM Acquisition, LLC	Term Loan, Tranche B2	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.50%	12/17/2027	1,326,656	1,314,376	1,313,601
LBM Acquisition, LLC	Delayed Draw Term Loan, Tranche B2	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.50%	12/17/2027	666,667	660,000	660,107
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5)	Capital Goods	LIBOR + 300	3.10%	6/28/2024	31,174	31,174	17,769
Liberty Tire Recycling Holdco, LLC	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 450	5.50%	5/5/2028	3,980,000	3,943,181	3,947,682
Linquest Corporation	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 575	6.50%	7/28/2028	9,975,000	9,785,188	9,815,562
Loyalty Ventures, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Business Services	LIBOR + 450	5.00%	11/3/2027	2,250,000	2,205,454	2,234,993
Lucid Energy Group II Borrower, LLC	Term Loan	(2) (3) (4) (5) (6)	Energy: Oil & Gas	LIBOR + 425	5.00%	11/24/2028	2,493,750	2,444,273	2,461,331
Lucky Bucks, LLC	Term Loan	(2) (3) (4)	Hotel, Gaming & Leisure	LIBOR + 550	6.25%	7/30/2027	3,000,000	2,943,071	2,943,750
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	5,834,163	5,700,945	5,655,192

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
LVF Holdings, Inc.	Revolver	(4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	437,784	421,841	416,126
LVF Holdings, Inc.	Initial Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	6,096,175	5,983,471	5,945,377
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.75%	10/19/2027	1,813,333	1,797,826	1,820,133
Material Holdings, LLC	Revolver	(4) (5)	Business Services	LIBOR + 575	6.50%	8/19/2027	115,090	101,550	107,139
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	Business Services	LIBOR + 575	6.50%	8/19/2027	11,049,672	10,812,763	10,911,642
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.00%	6/1/2027	2,441,917	2,371,518	2,359,271
Maverick Acquisition, Inc.	Initial Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.00%	6/1/2027	10,740,586	10,376,366	10,325,843
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 400	4.75%	5/4/2028	3,482,500	3,466,429	3,482,500
McAfee, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 500	5.75%	7/27/2028	1,995,000	1,975,978	1,988,137
Medical Manufacturing Technologie, LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	SOFR + 600	7.00%	12/23/2027	12,912,690	12,552,414	12,551,134
Medical Manufacturing Technologie, LLC	Revolver	(4) (5) (6)	Healthcare & Pharmaceuticals	SOFR + 600	7.00%	12/23/2027	387,381	356,510	356,391
MH Sub I, LLC	Incremental Term Loan	(2) (3) (4)	Software	LIBOR + 375	4.75%	9/13/2024	2,693,165	2,686,622	2,695,965
MI Windows and Doors, LLC	Term Loan	(2) (3) (4)	Consumer Services	LIBOR + 375	4.50%	12/18/2027	1,984,975	1,984,202	1,991,803
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 525	6.25%	6/21/2027	2,500,000	2,458,834	2,632,825
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (6)	Software	LIBOR + 375	4.25%	10/15/2028	3,000,000	2,977,962	2,979,690
MMIT Holdings, LLC	Revolver	(4) (5)	High Tech Industries	LIBOR + 625	7.25%	9/15/2027	122,441	103,799	103,238
MMIT Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 625	7.25%	9/15/2027	17,612,093	17,272,443	17,266,817
Moneygram International, Inc	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.50%	7/21/2026	3,120,000	3,105,414	3,118,066
National Technical Systems, Inc.	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 550	6.50%	6/12/2023	2,050,073	2,037,355	2,050,073
Navitas Midstream Midland Basin, LLC	Term Loan, Tranche B	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 400	4.75%	12/13/2024	1,984,509	1,974,517	1,977,564
NES Global Talent Finance US, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	5/11/2023	1,181,125	1,180,015	1,148,932
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	2,484,981	2,484,516	2,488,087
OneDigital Borrower, LLC	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	SOFR + 425	4.75%	11/16/2027	995,156	992,679	991,733
Orbit Private Holdings I Ltd.	Term Loan, Tranche B	(4) (5) (6)	Business Services	LIBOR + 450	5.00%	12/11/2028	2,000,000	1,980,000	2,003,340
Osmosis Buyer Ltd.	Delayed Draw Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.50%	7/31/2028	583,333	581,875	583,748
Osmosis Buyer Ltd.	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	LIBOR + 400	4.50%	7/31/2028	4,666,667	4,655,658	4,669,980
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/30/2027	4,987,487	4,991,939	4,983,348

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.00%	1/7/2028	2,487,500	2,470,932	2,488,122
Parkway Generation, LLC	Term Loan, Tranche B	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 475	5.50%	11/5/2028	1,754,386	1,750,000	1,741,772
Parkway Generation, LLC	Term Loan, Tranche C	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 475	5.50%	11/5/2028	245,614	245,000	244,079
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	2/1/2028	1,985,000	1,975,878	1,984,285
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 600	7.00%	7/12/2027	3,591,000	3,523,749	3,541,468
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	LIBOR + 600	7.00%	11/12/2027	10,344,555	10,107,691	10,103,182
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Hotels, Restaurants & Leisure	LIBOR + 600	7.00%	11/12/2027	6,982,575	6,730,004	6,729,057
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	6/2/2028	3,740,625	3,723,183	3,737,109
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.50%	7/24/2026	2,740,555	2,743,929	2,737,978
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/3/2025	5,972,411	5,963,299	5,972,411
Prophix Software, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	2/1/2026	12,389,450	12,142,277	12,513,344
Quantic Electronics	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 625	7.25%	11/19/2026	2,853,774	2,794,980	2,813,400
Quantic Electronics	Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 625	7.25%	11/19/2026	1,483,451	1,435,939	1,450,694
Quest Software US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 425	4.38%	5/16/2025	2,984,615	2,991,330	2,979,034
RealPage, Inc	Term Loan	(2) (3) (4)	Software	LIBOR + 325	3.75%	4/24/2028	1,806,781	1,802,652	1,800,295
Redwood Services Group, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2024	1,367,086	1,362,446	1,367,086
Redwood Services Group, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 600	7.00%	6/6/2024	5,957,295	5,917,185	5,957,295
Refficiency Holdings, LLC	Term Loan	(2) (3) (4)	Consumer Services	LIBOR + 375	4.50%	12/16/2027	2,924,581	2,917,422	2,919,112
Refficiency Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Consumer Services	LIBOR + 375	4.50%	12/31/2027	566,893	565,476	565,833
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	5/22/2025	3,014,269	2,973,059	3,014,269
RSC Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/1/2026	2,212,088	2,159,723	2,158,261
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/1/2026	737,363	730,165	729,989
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	11/20/2025	4,190,851	4,141,604	3,625,753
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	11/20/2023	295,085	289,797	203,502
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.50%	5/12/2028	2,992,500	2,970,017	2,971,313
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 350	4.00%	10/7/2027	1,985,012	1,981,146	1,983,524
Sotheby's	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	LIBOR + 450	5.00%	1/15/2027	496,256	496,256	496,256
Sovos Compliance, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.00%	8/11/2028	2,131,849	2,126,758	2,136,549
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5) (6)	Automotive	LIBOR + 700	8.00%	1/22/2027	6,688,664	6,539,171	6,764,824
Summit Behavioral Healthcare, LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 475	5.50%	11/24/2028	3,000,000	2,910,000	2,940,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Teneo Holdings, LLC	Term Loan	(2) (3) (4)	Business Services	LIBOR + 525	6.25%	7/11/2025	1,251,835	1,226,768	1,253,925
The Leaders Romans Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	SONIA + 625, 2.50% PIK	9.50%	6/30/2024	£4,437,344	5,503,208	6,006,167
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	SONIA + 625, 2.50% PIK	9.50%	6/30/2024	£1,110,691	1,623,593	2,053,594
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	3.75%	5/4/2026	3,975,012	3,954,641	3,951,401
Tiger Acquisition, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 325	3.75%	6/1/2028	2,992,500	2,992,500	2,971,134
TLBFP, LLC	Delayed Draw Term Loan	(5) (7)	Business Services	14.00% PIK	14.00%	10/2/2025	1,501,586	1,477,396	1,544,532
TLBFP, LLC	Term Loan	(5) (7)	Business Services	14.00% PIK	14.00%	10/2/2025	6,658,055	6,611,957	6,848,475
Trafigura PTE Ltd.	Revolver	(4) (5) (6)	Metals & Mining	LIBOR + 840	8.75%	7/18/2022	1,490,448	1,489,285	1,460,688
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4)	Beverage, Food & Tobacco	LIBOR + 350	4.00%	3/31/2028	3,383,001	3,367,665	3,343,014
Truck Hero, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 325	4.00%	1/31/2028	1,985,000	1,985,000	1,972,137
Tutor Perini Corporation	Term Loan, Tranche B	(2) (3) (4)	Capital Goods	LIBOR + 475	5.75%	8/18/2027	987,500	970,927	987,500
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	4/21/2028	1,985,000	1,975,880	1,987,700
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 600	7.00%	10/19/2027	5,000,000	4,902,751	4,902,956
Verifone Systems, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.18%	8/20/2025	2,984,615	2,964,658	2,929,400
Vertical US Newco, Inc.	Term Loan, Tranche B	(2) (3) (4)	Capital Equipment	LIBOR + 350	4.00%	7/30/2027	5,970,037	6,000,167	5,969,202
VGL Midco Limited	Term Loan, Tranche B1	(5) (7)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£9,837,855	13,334,499	13,082,997
VGL Midco Limited	Term Loan, Tranche B2	(5) (7)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£9,159,382	12,408,821	12,180,721
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.75%	4/24/2028	3,541,125	3,529,464	3,532,272
Whitewater Whistler Holdings, LLC	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	3/21/2027	9,500,000	9,480,178	9,500,000
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 625	7.25%	9/21/2027	1,977,225	1,969,795	1,980,310
Wineshipping.Com, LLC	Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 575	6.75%	10/29/2027	13,903,289	13,593,286	13,594,239
Wineshipping.Com, LLC	Revolver	(2) (3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 575	6.75%	10/29/2027	556,132	517,502	517,501
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 425	5.00%	7/26/2028	3,000,000	2,971,462	3,006,240
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5)	Durable Consumer Goods	LIBOR + 575	6.75%	9/13/2027	6,742,103	6,612,826	6,605,935
YLG Holdings, Inc.	Delayed Draw Term Loan	(4) (5)	Consumer Services	LIBOR + 525	6.25%	11/1/2025	785,684	767,477	785,684
YLG Holdings, LLC	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 525	6.25%	11/1/2025	1,194,792	1,166,614	1,194,792
First Lien Debt Total (Cost of $733,632,678)								$733,632,678	$735,227,364

Second Lien Debt (13.7%)
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	7.60%	2/1/2027	$1,712,000	$1,689,905	$1,594,312

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Loans (97.5%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	7.25%	7/27/2029	13,864,250	13,596,271	13,586,965
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 750	8.00%	3/3/2029	5,538,461	5,408,425	5,542,738
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	8.50%	2/26/2024	€1,876,305	2,109,561	2,146,853
Asurion, LLC	Term Loan, Tranche B4	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 525	5.35%	1/20/2029	3,500,000	3,465,921	3,483,235
Aurora Plastics	Term Loan	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 750	8.25%	8/10/2029	19,090,000	18,583,336	19,196,889
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 700	7.50%	12/10/2029	1,500,000	1,485,000	1,488,750
Banff Merger Sub, Inc	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 550	6.00%	2/27/2026	2,000,000	1,990,357	2,016,660
Blackbird Purchaser, Inc.	Term Loan	(2) (3) (4) (5)	Capital Equipment	LIBOR + 750	8.25%	4/8/2027	18,388,382	17,901,887	17,898,025
Brave Parent Holdings, Inc.	Term Loan	(4) (5)	Software	LIBOR + 750	7.60%	4/19/2026	3,639,355	3,587,087	3,639,355
Comet Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	7.85%	10/26/2026	384,615	384,005	384,615
Drilling Info Holdings, Inc.	Incremental Term Loan	(4) (5)	Energy: Oil & Gas	LIBOR + 825	8.35%	7/30/2026	4,200,000	4,100,127	4,242,000
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 650	7.25%	5/21/2029	1,500,000	1,492,933	1,503,750
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Capital Equipment	LIBOR + 600	6.75%	5/21/2029	1,500,000	1,500,000	1,499,370
Fastlane Parent Company, Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 875	8.85%	1/16/2027	2,500,000	2,414,956	2,462,500
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	8.10%	6/18/2027	3,100,000	3,066,469	2,753,364
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (6)	Healthcare & Pharmaceuticals	LIBOR + 725	8.00%	3/2/2029	5,000,000	4,953,817	4,968,750
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (7)	Automotive	LIBOR + 550, 2.00% PIK	8.50%	10/28/2028	3,451,460	3,361,112	3,451,460
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 775	8.50%	2/1/2029	4,600,000	4,534,980	4,616,762
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Hotel, Gaming & Leisure	GBP LIBOR + 1000	10.94%	3/15/2022	£4,589,110	6,096,787	6,211,590
Quickbase, Inc.	Term Loan	(4) (5)	Software	LIBOR + 800	8.00%	4/2/2027	1,200,000	1,183,358	1,200,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	7.63%	5/18/2026	2,000,000	1,865,573	1,953,760
Tank Holding Corporation	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 825	8.35%	3/26/2027	9,793,548	9,650,459	9,891,483
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 850	9.25%	11/2/2028	2,000,000	1,964,071	2,040,000
Zippy Shell Incorporated	Delayed Draw Term Loan	(5) (6)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	600,000	585,981	616,500
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,341,363	2,466,000
Second Lien Debt Total (Cost of $119,313,741)								$119,313,741	$120,855,686

Unsecured (0.3%)
Queensgate Gem UK Midco Ltd.	Term Loan	(3) (5) (7)	Hotel, Gaming & Leisure	13.75% PIK	13.75%	3/15/2022	£2,199,394	$2,914,341	$2,976,990
Unsecured Total (Cost of $2,914,341)								$2,914,341	$2,976,990
Corporate Loans Total (Cost of $855,860,760)								$855,860,760	$859,060,040

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Collateralized Loan Obligations (18.2%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd.	Series 2020-9A, Class E	(3) (4) (5) (8)	LIBOR + 726	7.39%	1/20/2034	$1,000,000	$981,687	$1,004,879
AIG CLO Ltd.	Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 660	6.73%	4/22/2034	3,000,000	3,000,000	2,945,136
American Money Management Corp. CLO Ltd.	Series 2014-14A, Class B2L1	(3) (4) (5) (8)	LIBOR + 735	7.47%	7/25/2029	1,500,000	1,431,978	1,468,706
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(3) (4) (5) (8)	LIBOR + 670	6.82%	4/15/2034	2,400,000	2,355,436	2,362,975
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(3) (4) (5) (8)	LIBOR + 646	6.58%	4/15/2034	4,000,000	3,963,051	3,997,108
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(3) (5) (8) (12)			10/20/2034	8,830,000	7,940,061	7,757,844
Apex Credit CLO Ltd.	Series 2019-1A, Class D	(3) (4) (5) (8)	LIBOR + 710	7.22%	4/18/2032	4,500,000	4,439,332	4,338,243
Apidos CLO XVIII	Series 2018-18A, Class E	(3) (4) (5) (8)	LIBOR + 570	5.83%	10/22/2030	4,100,000	3,940,270	3,857,296
Bain Capital Credit CLO Ltd.	Series 2019-4A, Class E	(3) (4) (5) (8)	LIBOR + 748	7.60%	1/23/2033	2,000,000	1,863,486	2,000,192
Barings CLO Ltd.	Series 2017-1A, Class F	(3) (4) (5) (8)	LIBOR + 745	7.57%	7/18/2029	2,500,000	2,464,931	2,351,495
Battalion CLO XI Ltd.	Series 2017-11A, Class ER	(3) (4) (5) (8)	LIBOR + 685	6.97%	4/24/2034	3,000,000	2,971,705	2,983,788
Benefit Street Partners CLO Ltd.	Series 2014-IVA, Class DRR	(3) (4) (5) (8)	LIBOR + 720	7.33%	1/20/2032	2,500,000	2,477,246	2,487,613
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(3) (4) (5) (8)	LIBOR + 675	6.88%	4/20/2034	3,500,000	3,434,906	3,418,390
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(3) (4) (5) (8)	LIBOR + 684	6.97%	4/20/2034	4,000,000	3,996,237	3,872,288
BlueMountain CLO Ltd.	Series 2021-33A, Class SUB	(3) (5) (8) (12)			11/20/2034	5,900,000	5,146,667	5,300,283
BlueMountain CLO XXV Ltd.	Series 2019-25A, Class ER	(3) (4) (5) (8)	LIBOR + 725	7.37%	7/15/2036	5,725,000	5,703,616	5,653,930
CBAM CLO Management	Series 2017-3A, Class ER	(3) (4) (5) (8)	LIBOR + 711	7.23%	7/17/2034	4,000,000	3,961,861	3,938,000
CBAM, LLC	Series 2021-15A, Class SUB	(3) (5) (8) (12)			1/15/2036	11,267,262	9,638,643	9,604,856
CIFC Funding Ltd.	Series 2014-2RA, Class B2	(3) (4) (5) (8)	LIBOR + 569	5.81%	4/24/2030	3,500,000	3,426,181	3,330,547
Crown Point CLO 10 Ltd.	Series 2021-10A, Class E	(3) (4) (5) (8)	LIBOR + 685	7.00%	7/20/2034	3,000,000	2,927,574	2,936,733
Dryden Senior Loan Fund CLO Ltd.	Series 2015-41A, Class ER	(3) (4) (5) (8)	LIBOR + 530	5.42%	4/15/2031	1,265,000	1,255,696	1,191,514
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(3) (5) (8) (12)			8/20/2034	4,915,323	4,334,111	4,359,439
Elevation CLO Ltd.	Series 2021-13A, Class E	(3) (4) (5) (8)	LIBOR + 695	7.10%	7/15/2034	3,000,000	2,951,898	2,858,301
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(3) (4) (5) (8)	LIBOR + 670	6.83%	7/20/2034	4,000,000	3,969,110	3,920,692
KKR CLO Ltd.	Series 2021-36A, Class SUB	(3) (5) (8) (12)			10/15/2034	8,600,000	7,542,522	7,526,350
KKR Financial CLO Ltd.	Series 10, Class ER	(3) (4) (5) (8)	LIBOR + 650	6.70%	9/15/2029	3,000,000	2,962,928	2,949,696
Long Point Park CLO Ltd.	Series 2017-1A, Class D2	(3) (4) (5) (8)	LIBOR + 560	5.72%	1/17/2030	3,000,000	3,018,606	2,841,273
Madison Park Funding Ltd.	Series 2020-47A, Class E	(3) (4) (5) (8)	LIBOR + 746	7.58%	1/19/2034	700,000	688,881	702,448
Madison Park Funding XVII Ltd.	Series 2015-17A, Class SUB	(3) (5) (8) (12)			7/21/2030	24,315,250	13,395,569	12,317,425
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 711	7.23%	4/23/2034	2,500,000	2,476,323	2,437,073
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(3) (4) (5) (8)	LIBOR + 720	7.33%	10/17/2034	4,000,000	3,925,135	3,798,748
Octagon Investment Partners Ltd.	Series 2019-4A, Class E	(3) (4) (5) (8)	LIBOR + 680	6.95%	5/12/2031	1,000,000	982,965	977,976
OZLM Ltd.	Series 2014-8A, Class DRR	(3) (4) (5) (8)	LIBOR + 608	6.20%	10/17/2029	2,500,000	2,408,442	2,391,853
Regatta XV Funding Ltd.	Series 2018-4A, Class D	(3) (4) (5) (8)	LIBOR + 650	6.62%	10/25/2031	3,000,000	2,976,230	2,912,031
Sound Point CLO XXIII Ltd.	Series 2019-2A, Class ER	(3) (4) (5) (8)	LIBOR + 647	6.59%	7/15/2034	3,000,000	2,943,398	2,893,509
Sound Point CLO XXIX Ltd.	Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 685	6.97%	4/25/2034	4,000,000	3,924,472	3,935,724

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Collateralized Loan Obligations (18.2%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Symphony CLO Ltd.	Series 2015-16A, Class ER	(3) (4) (5) (8)	LIBOR + 610	6.22%	10/15/2031	2,000,000	1,992,144	1,940,438
Symphony CLO Ltd.	Series 2021-26A, Class ER	(3) (4) (5) (8)	LIBOR + 750	7.63%	4/20/2033	3,500,000	3,500,000	3,509,677
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 650	6.62%	4/23/2032	3,000,000	2,919,371	2,906,121
Voya CLO Ltd.	Series 2013-1A, Class DR	(3) (4) (5) (8)	LIBOR + 648	6.60%	10/15/2030	2,000,000	1,944,789	1,828,182
Voya CLO Ltd.	Series 2016-2A, Class DR	(3) (4) (5) (8)	LIBOR + 711	7.23%	7/19/2028	2,000,000	1,942,652	1,936,582
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(3) (4) (5) (8)	LIBOR + 661	6.74%	4/20/2034	3,000,000	2,972,012	2,937,309
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(3) (4) (5) (8)	LIBOR + 690	7.03%	7/20/2032	5,000,000	4,968,811	4,830,450
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(3) (4) (5) (8)	LIBOR + 696	7.08%	7/15/2034	3,075,000	3,020,568	2,980,084
Wind River CLO Ltd.	Series 2021-4A, Class SUB	(3) (5) (8) (12)			1/20/2035	4,814,180	4,068,594	3,992,505
Collateralized Loan Obligations Total (Cost of $163,150,095)							$163,150,095	$160,485,702

Investments—Common Stock (0.3%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	$21,552	$61,341
Buckeye Parent, LLC	(5) (9) (10)	Automotive	12/22/2021	221,234	221,234	221,234
Dwyer Instruments, Inc., Class A2	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	54,543
Internap Corporation	(2) (3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(2) (3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	503,680
KRE Hyod JV, LLC	(5) (9) (10)	Hotel, Gaming & Leisure	9/22/2021	100,000	100,000	100,000
Sinch A.B. (Mailgun)	(9)	High Tech Industries	3/26/2019	5,216	0	66,348
MoneyGram International, Inc.	(9)	Banking, Finance, Insurance & Real Estate	8/2/2021	35,000	89,687	276,150
Tank Holding Corporation	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	113,307	296,732
Unifrutti Investments Ltd., Golden Shares, Class A	(2) (3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	136,807	215,467
Wineshipping.Com, LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	70,174
Common Stock Total (Cost of $1,818,097)					$1,818,097	$1,868,046

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Corporate Bonds (7.4%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (6.4%)
Air Canada Pass Through Trust	(2) (3) (8)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$1,250,518	$1,250,518	$1,379,864
Altice France S.A.	(2) (3) (8)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,979,375
British Airways Pass Through Trust	(2) (3) (8)	Aerospace & Defense	8.38%	8.38%	11/15/2028	539,814	539,814	619,490
Bubbles Bidco S.p.A.	(2) (3) (4) (5)	Consumer Goods: Non-Durable	LIBOR + 925	9.25%	10/20/2028	€18,952,665	22,278,299	21,669,889
Cartiere Villa Lagarina S.p.A.	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,539,092	3,038,819	3,288,234
Cartitalia S.p.A	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,056,528	2,457,582	2,663,293
Party City Holdings, Inc.	(2) (3) (8)	Retail	8.75%	8.75%	2/15/2026	750,000	750,000	772,158
Party City Holdings, Inc.	(2) (3) (4) (8)	Retail	LIBOR + 500	5.75%	7/15/2025	2,000,000	1,896,553	1,892,000
PowerTeam Services, LLC	(2) (3) (8)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,012,315	1,052,604
Rackspace Hosting, Inc.	(2) (3) (8)	Software	3.50%	3.50%	2/15/2028	2,000,000	1,876,151	1,900,605
Team KGK, LLC	(5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,772,727	9,681,795	9,772,727
Tolentino S.p.A.	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€952,160	1,139,557	1,233,088
Unifrutti Financing plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	€1,632,241	1,734,790	1,890,826
Unifrutti Financing plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€4,258,849	4,860,632	4,994,159
Secured Total (Cost of $55,516,825)							$55,516,825	$56,108,312

Unsecured (1.0%)
Aretec Escrow Issuer, Inc.	(2) (3) (8)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$4,000,000	$4,000,000	$4,107,750
Digicel International Finance Ltd.	(2) (3) (8)	Telecommunications	8.00%	8.00%	12/31/2026	48,337	29,160	47,141
Jaguar Land Rover Automotive plc	(2) (3) (8)	Automotive	5.50%	5.50%	7/15/2029	3,000,000	3,000,000	2,995,281
Metis Merger Sub, LLC	(2) (3) (8)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,619,062
Unsecured Total (Cost of $8,679,160)							$8,679,160	$8,769,234
Corporate Bonds Total (Cost of $64,195,985)							$64,195,985	$64,877,546

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

Investments—Preferred Stock (3.6%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd., Series A5	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	5,127	$6,033,879	$6,129,222
Apex Group Ltd., Series A3	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	656	783,279	784,550
Apex Group Ltd., Series A1	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,458	1,706,835	1,743,590
Appriss Health, LLC	(5) (7)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	138	133,547	139,693
Blackbird Purchaser, Inc.	(5) (7)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	12,872	12,615,723	12,614,565
Drilling Info Holdings, Inc., Series B 11Feb28	(5) (7)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,437,052	1,429,247	1,451,422
Integrity Marketing Group, LLC	(5) (7)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	7,519,688	7,369,688	7,369,294
Unifrutti Investments Ltd.	(2) (3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	570	497,842	668,757
Zippy Shell, Incorporated, Series A3	(5) (7) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	34,059	878,199	1,111,504
Preferred Stock Total (Cost of $31,448,239)							$31,448,239	$32,012,597

Investments—Warrant (0.4%)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares	Cost	Fair Value
BLP Parent Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	18	$6,337	$156,713
BLP Parent Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,487	259,348
CP Developer S.a.r.l.	(5) (9) (10)	Hotel, Gaming & Leisure	5/24/2021	5/24/2031	0.095	2,093,085	1,950,192
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2021	4/2/2026	5,801	579,130	779,248
SEI Holding Corporation, Warrant Common Shares	(3) (9) (10)	Capital Goods	6/26/2019	10/9/2030	30	10,745	265,711
SEI Holding Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	51	18,236	450,979
Warrant Total (Cost of $2,718,020)						$2,718,020	$3,862,191

Total Investments, at Fair Value (Cost of $1,119,191,196) (1)					127.4%	$1,119,191,196	$1,122,166,122
Net Other Assets (Liabilities)					(27.4)%		$(241,171,120)
Net Assets					100.0%		$880,995,002

(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of December 31, 2021 represented 127.4% of the Fund's net assets or 93.4% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 6. Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of December 31, 2021, the aggregate fair value of these securities is $819,101,133, or 73.0% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of December 31, 2021. Reference Rates are defined as follows:

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
SOFR	Sovereign Overnight Financing Rate
SONIA	Sterling Overnight Index Average
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 7. Commitments and Contingencies.
(7) Interest or dividend is paid-in-kind, when applicable.
(8) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $179,851,032 or 20.4% of the Fund's net assets at period end.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of December 31, 2021, the aggregate fair value of these securities is $6,499,243, or 0.7% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of December 31, 2021

As of December 31, 2021, the industry composition of investments at fair value, excluding investments in Collateralized Loan Obligations which account for 18.2% of net assets, was as follows:

Industry	Fair Value	% of Net Assets
Healthcare & Pharmaceuticals	$125,263,507	14.2%
Banking, Finance, Insurance & Real Estate	95,937,169	10.9
Software	84,073,254	9.6
High Tech Industries	65,352,317	7.4
Capital Equipment	57,306,581	6.5
Aerospace & Defense	55,481,322	6.3
Hotel, Gaming & Leisure	51,992,899	5.9
Containers, Packaging & Glass	48,501,501	5.5
Automotive	44,656,690	5.1
Consumer Services	40,697,074	4.6
Beverage, Food & Tobacco	37,310,832	4.3
Business Services	35,555,692	4.0
Energy: Oil & Gas	35,003,470	4.0
Media: Advertising, Printing & Publishing	25,263,718	2.9
Chemicals, Plastics & Rubber	24,099,845	2.8
Consumer Goods: Non-Durable	21,669,889	2.5
Hotels, Restaurants & Leisure	16,832,239	1.9
Retail	15,700,403	1.8
Telecommunications	13,987,842	1.6
Commercial Services & Supplies	13,348,262	1.5
Wholesale	11,824,679	1.3
Capital Goods	8,224,217	0.9
Construction & Building	6,626,823	0.8
Durable Consumer Goods	6,605,935	0.7
Environmental Industries	6,549,699	0.7
Transportation: Cargo	5,699,490	0.6
Sovereign & Public Finance	3,849,530	0.4
Utilities	1,926,290	0.2
Metals & Mining	1,460,688	0.2
Utilities: Electric	878,563	0.1
Total	$961,680,420	109.2%

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2021

December 31, 2021
ASSETS
Investments, at fair value (cost $1,119,191,196)	$1,122,166,122
Cash and restricted cash	47,301,529
Cash and restricted cash denominated in foreign currencies (cost of $360,556)	352,144
Receivables and other assets:
Subscriptions receivable	12,161,976
Interest and dividends receivable	11,201,061
Deferred financing costs	2,363,033
Receivable for investments sold (including paydowns)	5,852,858
Prepaid expenses and other assets	475,014
Total assets	$1,201,873,737

LIABILITIES
Payables and other liabilities:
Secured borrowings	$274,770,951
Payable for investments purchased	21,187,338
Income distribution payable	8,459,308
Redemptions payable	9,728,510
Payable for incentive fees	2,799,819
Payable for management fees	980,894
Interest payable on borrowings	1,212,696
Payable for adviser reimbursement (recoupment)	6,742
Due to Investment Adviser	134,264
Payable for distribution and shareholder service plan fees	26,305
Payable for transfer agent fees	52,420
Payable for trustees' compensation and expenses	43,720
Other accrued expenses and liabilities	1,475,768
Total liabilities	320,878,735
Net Assets	$880,995,002

Commitments and Contingencies (Note 7)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$97,391
Additional paid-in capital	879,234,791
Retained earnings	1,662,820
Net Assets	$880,995,002

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2021

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$33,224,259	3,681,958	$9.02
Maximum offering price per share (net asset value plus sales charge of 3.00% of offering price)			$9.29
Class I Shares:
Net asset value and redemption price per share	$315,036,345	34,765,212	$9.06
Class L Shares:
Net asset value and redemption price per share	$569,246	63,143	$9.02
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)			$9.33
Class M Shares:
Net asset value and redemption price per share	$19,905,811	2,195,716	$9.07
Class N Shares:
Net asset value and redemption price per share	$511,836,243	56,763,855	$9.02
Class Y Shares:
Net asset value and redemption price per share	$423,098	46,895	$9.02

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

For the Year Ended December 31, 2021
Investment Income
Interest Income	$47,714,274
PIK Dividends	1,390,739
PIK Interest Income	3,610,636
Other Income	2,236,853
Total Investment Income	54,952,502

Expenses
Management fees	6,922,194
Incentive fees	7,160,047
Distribution and service plan fees:
Class A	99,750
Class L	3,515
Class M	89,759
Class Y	3,636
Transfer and shareholder servicing agent fees:
Class A	4,453
Class I	52,648
Class L	210
Class M	2,716
Class N	55,501
Class Y	515
Shareholder communications:
Class A	4,113
Class I	45,473
Class L	133
Class M	2,469
Class N	54,401
Class Y	260
Interest expense and fees on borrowings	3,496,861
Valuation fees	1,114,564
Legal, auditing and other professional fees	1,771,927
Custodian fees and expenses	385,662
Trustees' fees and expenses	170,715
Deal expenses	373,101
Other expenses	457,498
Total expenses	22,272,121
Less waivers and reimbursements of expenses	(861,245)
Expenses after waivers and reimbursements of expenses	21,410,876
Net Investment Income	33,541,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,059,569
Foreign currency on line of credit	(1,471,221)
Foreign currency transactions	(183,712)
Net realized gain	3,404,636
Net change in unrealized appreciation (depreciation) on:
Investment transactions	5,169,215
Foreign currency on line of credit	6,903,656
Foreign currency transactions	(44,492)
Net change in unrealized appreciation (depreciation)	12,028,379
Net Increase in Net Assets Resulting from Operations	$48,974,641

See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2021, and December 31, 2020

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$33,541,626	$12,420,069
Net realized gain (loss)	3,404,636	(7,140,539)
Net change in unrealized appreciation (depreciation)	12,028,379	3,563,625
Net increase in net assets resulting from operations	48,974,641	8,843,155

Dividends and/or Distributions to Shareholders
Class A	(1,335,991)	(76,046)
Class I	(16,329,301)	(9,734,901)
Class L	(47,127)	(198,827)
Class M (1)	(776,462)	(112,306)
Class N	(18,140,462)	(1,550,378)
Class Y	(102,173)	(682,956)
Total Dividends and/or Distributions to Shareholders	(36,731,516)	(12,355,414)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	27,813,855	4,211,594
Class I	152,931,888	51,342,826
Class L	(2,271,546)	1,485,228
Class M (1)	14,942,945	4,542,657
Class N	454,220,062	50,329,861
Class Y	(9,111,602)	1,769,445
Net increase in Beneficial Interest Transactions	638,525,602	113,681,611

Net Assets
Total increase	650,768,727	110,169,352
Beginning of period	230,226,275	120,056,923
End of period	$880,995,002	$230,226,275
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2021

Year Ended December 31, 2021
Cash Flows from Operating Activities
Net increase in net assets from operations	$48,974,641
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(1,047,899,868)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	254,030,872
Premium amortization	31,665
Discount accretion	(2,965,091)
Net realized gain	(3,404,636)
Net change in unrealized appreciation	(12,028,379)
Change in assets:
Increase in other assets	(79,005)
Increase in interest and dividends receivable	(8,425,051)
Increase in deferred financing costs	(2,363,033)
Decrease in deferred offering costs	21,017
Change in liabilities:
Increase in advisor reimbursement (recoupment)	293,380
Increase in other liabilities	4,472,118
Net cash used in in operating activities	(769,341,370)

Cash Flows from Financing Activities
Proceeds from borrowings	348,899,264
Payments on borrowings	(142,398,239)
Proceeds from shares sold, net of subscriptions receivable	649,794,014
Payments on shares redeemed, net of redemptions payable	(27,419,789)
Cash distributions paid	(17,366,812)
Net cash provided by financing activities	811,508,438
Effect of exchange rate changes on cash	(228,204)
Net increase in cash and restricted cash	41,938,864
Cash, restricted cash and foreign currency, beginning balance	5,714,809
Cash, restricted cash and foreign currency, ending balance	$47,653,673

Supplemental information:
Reinvestment of dividends and distributions	$13,948,328
Cash paid for interest on borrowings	$2,749,317

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS A	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.71	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.55	0.68	0.73	0.20
Net realized and unrealized gain (loss)	0.36	(0.62)	(0.31)	(0.37)
Total from investment operations	0.91	0.06	0.42	(0.17)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.60)	(0.64)	(0.72)	(0.24)
Total Dividends and/or distributions to shareholders:	(0.60)	(0.64)	(0.72)	(0.24)
Net asset value, end of period	$9.02	$8.71	$9.29	$9.59
Total Return, at Net Asset Value (3)	10.77%	1.22%	4.48%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,224	$4,987	$781	$10
Average net assets (in thousands)	$19,818	$962	$429	$22,478
Ratios to average net assets (4):
Net investment income	6.13%	8.14%	7.69%	3.60%
Total expenses	4.82%	6.92%	12.40%	6.94%
Expenses after waivers and reimbursements of expenses (5)	4.68%	5.76%	6.84%	3.50%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.14%	3.16%	7.56%	5.69%
Interest expense and fees from borrowings	0.69%	1.15%	1.79%	0.41%
Distribution and shareholder service fees	0.50%	0.69%	0.83%	0.84%
Deal expenses and incentive fees (6)	1.48%	1.92%	2.22%	0.00%
Portfolio turnover rate	31%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.
(6)     Ratio is less than 0.005% for the period ended December 31, 2018.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS I	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.74	$9.31	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.59	0.73	0.80	0.22
Net realized and unrealized gain (loss)	0.38	(0.60)	(0.28)	(0.36)
Total from investment operations	0.97	0.13	0.52	(0.14)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.65)	(0.70)	(0.79)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.65)	(0.70)	(0.79)	(0.28)
Net asset value, end of period	$9.06	$8.74	$9.31	$9.58
Total Return, at Net Asset Value (3)	11.28%	2.13%	5.48%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$315,036	$155,533	$108,714	$85,825
Average net assets (in thousands)	$226,255	$115,133	$110,187	$84,627
Ratios to average net assets (4):
Net investment income	6.60%	8.67%	8.31%	6.76%
Total expenses	4.32%	6.06%	7.33%	6.92%
Expenses after waivers and reimbursements of expenses (5)	4.14%	5.10%	5.84%	3.83%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.18%	2.96%	3.49%	5.16%
Interest expense and fees from borrowings	0.67%	1.19%	1.63%	0.51%
Deal expense and incentive fees	1.47%	1.91%	2.21%	1.25%
Portfolio turnover rate	31%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS L	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.70	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.54	0.69	0.76	0.21
Net realized and unrealized gain (loss)	0.38	(0.62)	(0.31)	(0.37)
Total from investment operations	0.92	0.07	0.45	(0.16)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.60)	(0.66)	(0.75)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.60)	(0.66)	(0.75)	(0.25)
Net asset value, end of period	$9.02	$8.70	$9.29	$9.59
Total Return, at Net Asset Value (3)	10.62%	1.42%	4.79%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$569	$2,779	$1,421	$10
Average net assets (in thousands)	$735	$2,438	$721	$10
Ratios to average net assets (4):
Net investment income	6.02%	8.21%	8.00%	6.41%
Total expenses	4.98%	6.57%	9.12%	122.15%
Expenses after waivers and reimbursements of expenses (5)	4.52%	5.63%	6.53%	4.20%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.46%	2.94%	4.59%	119.98%
Interest expense and fees from borrowings	0.61%	1.21%	1.81%	0.51%
Distribution and shareholder service fees	0.48%	0.50%	0.48%	0.48%
Deal expense and incentive fees	1.43%	1.92%	2.24%	1.18%
Portfolio turnover rate	31%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS M	Year Ended December 31, 2021	Period Ended December 31, 2020 (1)
Per Share Operating Data
Net asset value, beginning of period	$8.74	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.53	0.38
Net realized and unrealized gain	0.38	1.12
Total from investment operations	0.91	1.50
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.58)	(0.50)
Total Dividends and/or distributions to shareholders:	(0.58)	(0.50)
Net asset value, end of period	$9.07	$8.74
Total Return, at Net Asset Value (3)	10.47%	19.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,906	$4,704
Average net assets (in thousands)	$11,904	$2,053
Ratios to average net assets (4):
Net investment income	5.89%	7.10%
Total expenses	5.18%	6.62%
Expenses after waivers and reimbursements of expenses (5)	4.93%	5.27%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.24%	3.35%
Interest expense and fees from borrowings	0.70%	0.84%
Distribution and shareholder service fees	0.75%	0.76%
Deal expense and incentive fees	1.48%	1.67%
Portfolio turnover rate	31%	37%
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		Period Ended December 31, 2019 (1)
CLASS N	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.70	$9.29	$9.72
Income (loss) from investment operations:
Net investment income (2)	0.59	0.71	0.58
Net realized and unrealized gain (loss)	0.37	(0.60)	(0.40)
Total from investment operations	0.96	0.11	0.18
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.64)	(0.70)	(0.61)
Total Dividends and/or distributions to shareholders:	(0.64)	(0.70)	(0.61)
Net asset value, end of period	$9.02	$8.70	$9.29
Total Return, at Net Asset Value (3)	11.32%	1.88%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$511,836	$52,879	$1,165
Average net assets (in thousands)	$248,911	$16,166	$295
Ratios to average net assets (4):
Net investment income	6.65%	8.43%	8.41%
Total expenses	4.34%	5.68%	12.44%
Expenses after waivers and reimbursements of expenses (5)	4.19%	4.79%	5.95%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.15%	2.89%	8.49%
Interest expense and fees from borrowings	0.71%	0.98%	1.72%
Deal expense and incentive fees	1.49%	1.81%	2.23%
Portfolio turnover rate	31%	37%	18%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS Y	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.69	$9.27	$9.57	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.56	0.71	0.78	0.22
Net realized and unrealized gain (loss)	0.39	(0.61)	(0.31)	(0.37)
Total from investment operations	0.95	0.10	0.47	(0.15)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.62)	(0.68)	(0.77)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.62)	(0.68)	(0.77)	(0.28)
Net asset value, end of period	$9.02	$8.69	$9.27	$9.57
Total Return, at Net Asset Value (3)	11.02%	1.65%	5.08%	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423	$9,344	$7,976	$104
Average net assets (in thousands)	$1,585	$8,317	$4,852	$59
Ratios to average net assets (4):
Net investment income	6.20%	8.49%	8.17%	6.42%
Total expenses	4.87%	6.36%	7.95%	28.51%
Expenses after waivers and reimbursements of expenses (5)	4.22%	5.40%	6.25%	5.17%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.65%	2.96%	3.70%	25.35%
Interest expense and fees from borrowings	0.59%	1.22%	1.79%	0.68%
Distribution and shareholder service fees	0.23%	0.25%	0.24%	0.23%
Deal expense and incentive fees	1.40%	1.93%	2.22%	2.25%
Portfolio turnover rate	31%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2021

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of December 31, 2021, the Fund’s net assets were $880,995,002, of which, $533,353,697, or 61%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in distressed credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The audited financial statements have been prepared in accordance with U.S. GAAP for annual financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270 30e-1) and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in Cash Collateral Accounts that serve as collateral for the borrowings under the credit facilities and would be applied to the amounts owed under the credit facilities in an event of default (See Note 6). As of December 31, 2021, the Fund had a restricted cash balance of $16,247,878 which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2021, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $117,341,819, which represents approximately 10.5% of the total investments at fair value. For the year ended December 31, 2021, the Fund earned $3,610,636 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.
CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2021, all of the loans in the portfolio were performing and current on their interest payments.
Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings)
The SPV closed on a credit agreement with Société Générale on June 28, 2018 (the “SPV Credit Facility”), which was subsequently amended to include HSBC Bank USA, National Association as a lender. On May 5, 2021, the SPV terminated the credit facility with Société Générale and HSBC Bank USA, National Association and entered a loan and security agreement with JPMorgan Chase Bank (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the SPV with an asset-backed credit facility.
Interest expense and unused commitment fees on the credit facilities are recorded on an accrual basis. Unused commitment fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility is recorded at carrying value, which approximates fair value.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are detailed in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by DST Systems, Inc., the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency translation gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Recent Accounting Standards Updates
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate discontinued because of reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Company is currently evaluating the impact of adopting ASU 2020-04 on its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2021.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended December 31, 2021, there were no transfers into Level 3 and transfers of $6,549,892 out of Level 3. Transfers into and out of Level 3 occurred due to the Fund’s policy to determine the fair value hierarchy based on available quoted prices in active markets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2021:

	As of December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$221,406,827	$513,820,537	$735,227,364
Second Lien Debt	—	15,425,525	105,430,161	120,855,686
Unsecured	—	—	2,976,990	2,976,990
Collateralized Loan Obligations	—	—	160,485,702	160,485,702
Common Stock	276,150	—	1,591,896	1,868,046
Corporate Bonds
Secured	—	10,596,097	45,512,215	56,108,312
Unsecured	—	8,769,234	—	8,769,234
Preferred Stock	—	—	32,012,597	32,012,597
Warrants	—	—	3,862,191	3,862,191
Total	$276,150	$256,197,683	$865,692,289	$1,122,166,122
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the year ended December 31, 2021
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrant	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$108,842,549	$60,019,431	$10,277,013	$43,650,987	$1,315,709	$10,312,628	$1,816,369	$61,713	$236,296,399
Purchases	442,544,957	73,363,991	367,674	202,016,633	445,951	45,127,377	29,650,514	2,672,216	796,189,313
Sales	(1,894,471)	(9,011,531)	—	(85,096,850)	(73,535)	(9,981,804)	—	—	(106,058,191)
Paydowns	(31,635,133)	(21,751,372)	(7,983,459)	—	—	—	—	—	(61,369,964)
Accretion of discount	1,531,268	210,493	2,687	484,354	—	78,441	—	—	2,307,243
Net realized gains (losses)	179,421	550,837	86,860	634,045	52,349	2,180	—	—	1,505,692
Net change in unrealized appreciation (depreciation)	801,838	2,048,312	226,215	(1,203,467)	(148,578)	(26,607)	545,714	1,128,262	3,371,689
Transfers into Level 3	—	—	—	—	—	—	—	—	—
Transfers out of Level 3	(6,549,892)	—	—	—	—	—	—	—	(6,549,892)
Balance, end of period	$513,820,537	$105,430,161	$2,976,990	$160,485,702	$1,591,896	$45,512,215	$32,012,597	$3,862,191	$865,692,289
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$834,352	$1,960,707	$156,092	$(1,107,888)	$(148,578)	$(26,607)	$545,714	$1,128,262	$3,342,054
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2021:

	Fair Value as of December 31, 2021	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$437,159,360	Income Approach	Discount Rate	6.1%	15.6%	9.1%
	76,661,177	Consensus Pricing	Indicative Quotes	50.0	100.3	97.7
Second Lien Debt	86,043,386	Income Approach	Discount Rate	7.4%	14.9%	9.7%
	19,386,775	Consensus Pricing	Indicative Quotes	98.0	99.3	98.1
Unsecured	2,976,990	Income Approach	Discount Rate	13.6%	13.6%	13.6%
Secured Corporate Bonds	45,512,215	Income Approach	Discount Rate	8.0%	10.8%	9.5%
Collateralized Loan Obligations	160,485,702	Consensus Pricing	Indicative Quotes	50.7	100.5	91.2
Common Stock	1,201,938	Market Approach	Comparable Multiple	7.64x	14.00x	8.77x
	289,958	Consensus Pricing	Indicative Quotes	0.01	12.72	3.67
	100,000	Income Approach	Discount Rate	13.2%	13.2%	13.2%
Preferred Stock	19,983,859	Consensus Pricing	Indicative Quotes	1.0	1,000.0	631.6
	10,917,234	Income Approach	Discount Rate	10.8%	14.0%	13.3%
	1,111,504	Market Approach	Comparable Multiple	13.28x	13.28x	13.28x
Warrants	3,862,191	Market Approach	Comparable Multiple	0.86x	11.59x	5.30x
Total Level 3 Investments	$865,692,289
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first lien, second lien, and unsecured debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining fair valuation. Determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at least quarterly or more frequently, if necessary. The Adviser and the Board of Trustees are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of December 31, 2021, the Fund owes the Adviser $134,264 in deal expense reimbursements.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Original Investment Advisory Agreement was amended on September 30, 2019 (as amended, the “First Amended and Restated Investment Advisory Agreement”). On October 24, 2019, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Second Amended and Restated Investment Advisory Agreement”) to replace OC Private Capital, LLC with Carlyle Global Credit Investment Management L.L.C. as the investment adviser. The Second Amended and Restated Investment Advisory Agreement was further amended on April 1, 2020 (as amended, the “Investment Advisory Agreement”). Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Trustees and by the vote of a majority of the Independent Trustees. On September 30, 2021, the Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for an additional one-year term. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the "Order") and a determination by the Board of Trustees that reliance on the order was appropriate due to circumstances related to the current or potential side-effects of COVID-19, the September 30 meeting was held by video- and telephone-conference. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives fees from the Fund consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable, and the Adviser is entitled to receive 17.5% of the amount of pre-incentive fee net investment income after exceeding the “catch-up rate”.
Pursuant to the Investment Advisory Agreement, effective April 1, 2020, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the year ended December 31, 2021, base management fees were $6,922,194 and incentive fees related to pre-incentive fee net investment income were $7,160,047.
As of December 31, 2021, $980,894 and $2,799,819 was included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2022, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of December 31, 2021, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $4,080,978, of which $928,058 relates to waivers and reimbursements incurred during the current period.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes fees waived/reimbursed during the year ended December 31, 2021 and the amounts eligible for recovery as of December 31, 2021:

	For the Year Ended and As of December 31, 2021
	Fees Waived / Reimbursed	Eligible for Recovery
Class A	$32,034	$67,082
Class I	456,383	3,196,108
Class L	3,456	45,060
Class M	28,795	46,309
Class N	396,847	554,105
Class Y	10,543	172,314
Total	$928,058	$4,080,978
Amounts eligible for recovery at December 31, 2021 expire as follows: $1,777,060 in the year ended December 31, 2022, $1,375,860 in the year ended December 31, 2023 and $928,058 in the year ended December 31, 2024.
The Adviser has recaptured $66,813 of previously waived and/or reimbursed amounts during the year ended December 31, 2021.
Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the year ended December 31, 2021, the Fund incurred $170,715 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of December 31, 2021, $43,720 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 10% of the Fund's total outstanding shares at period end. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
5. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.

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Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it

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reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary

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policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Brexit Risk
The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“U.K.”). The government of the U.K. held an in-or-out referendum on the U.K.’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the U.K. from the EU (“Brexit”). The U.K. ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the U.K. and the EU ended on December 31, 2020. In December 2020, the U.K. and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the U.K. and the EU. The impact of Brexit on the U.K. and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. These continued travel restrictions may prolong the global economic downturn. The absence or delay of viable treatment options or a widely available vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets. Some economists and major investment banks have expressed concerns that the continued spread of the virus globally could lead to a world-wide economic downturn.
Further, from an operational perspective, the Adviser’s investment professionals may work remotely at times. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party service providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.
Interest Rate Risk
As of December 31, 2021, on a fair value basis, approximately 7.9% of the Fund’s debt investments bear interest at a fixed rate and approximately 92.1% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR and EURIBOR rates.

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General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Interest Risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the U.K. Financial Conduct Authority announced that it intended to stop persuading or compelling banks to submit LIBOR rates after 2021. More recently, the administrator of LIBOR announced that it will cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. However, the U.K. Financial Conduct Authority, the LIBOR administrator and other regulators also announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022. In connection with supervisory guidance from regulators, certain regulated entities will cease to enter into certain new LIBOR contracts after January 1, 2022. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their

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local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate ("SONIA"). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner before, during or after such transition.
The discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
In addition, the Fund may need to renegotiate certain terms of the credit facilities. If the Fund is unable to do so, amounts outstanding under the credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our return on capital.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
6. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of December 31, 2021, asset coverage was 421%. The SPV is party to the JPM Credit Facility and, until its termination on May 5, 2021, the SPV was party to the SPV Credit Facility described below.
SPV Credit Facility
The SPV closed on the SPV Credit Facility on June 28, 2018. The SPV Credit Facility had a maturity date of June 28, 2021. On May 5, 2021, the SPV repaid all outstanding amounts under the SPV Credit Facility and the facility was terminated. The SPV Credit Facility provided for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $150,000,000 commitment and the borrowing base subject to the amount of restricted cash held at the Cash Collateral Accounts and the pledged assets. Borrowings under the SPV Credit Facility bore interest based on the applicable LIBOR base rate plus a spread between 1.40% and 1.85% per year depending on tenor and currency. The SPV was also required to pay an undrawn commitment fee of between 0.25% and 0.50% per year depending on the drawings under the SPV Credit Facility and a structuring commitment fee of 0.175% per year depending on the SPV Credit Facility’s commitment. Payments under the SPV Credit Facility were made monthly for interest and quarterly for commitment fees. The lenders had a first lien security interest on substantially all of the assets of the SPV.
JPM Credit Facility
The SPV closed on the JPM Credit Facility on May 5, 2021, which was subsequently amended on May 14, 2021, September 8, 2021, and November 12, 2021. The maximum principal amount of the JPM Credit Facility is $350,000,000, subject to availability under the JPM Credit Facility, which is based on certain advance rates multiplied by the value of the SPV’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments. The SPV may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the JPM Credit Facility prior to November 12, 2021, including amounts drawn in respect of letters of credit, bear interest at either the applicable benchmark plus an applicable spread of 2.05%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 2.05%. The Fund may elect either the applicable benchmark or the applicable base rate at the time of drawdown, and loans may be converted from one rate to another, subject to certain conditions. The SPV also pays a fee of 0.50% on undrawn amounts under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
Amounts drawn under the JPM Credit Facility after the amendment effective November 12, 2021, including amounts drawn in respect of letters of credit, bear interest at either the applicable benchmark plus an applicable spread of 1.85%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The Fund may elect either the applicable benchmark or the applicable base rate at the time of drawdown, and loans may be converted from one rate to another, subject to certain conditions. The SPV also pays a fee of 0.30% on undrawn amounts and 0.20% administration fee on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding. The reinvestment period under the JPM Credit Facility will terminate on May 5, 2024 and the JPM Credit Facility will mature on May 5, 2025. During the period from May 5, 2024 to May 5, 2025, the SPV will be obligated to make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the SPV. The JPM Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2021, the SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.

The JPM Credit Facility consisted of the following as of December 31, 2021:

	December 31, 2021
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$350,000,000	$274,770,951	$75,229,049	$75,229,049

(1) The unused portion is the Total Facility less Borrowings Outstanding, an amount upon which commitment fees are based depending on daily spot and contract rates for EUR and GBP.
(2) Available for borrowing is based on the maximum commitment of the facility, the computation of collateral to support the borrowings, and is subject to compliance with applicable covenants and financial ratios.
As of December 31, 2021, $1,105,760 of interest expense and $106,936 of unused commitment fees were included in interest payable on borrowings.
During the year ended December 31, 2021, there were secured borrowings of $348,899,264 and repayments of $142,398,239 under the SPV Credit Facility and JPM Credit Facility. As of December 31, 2021, there were $274,770,951 in secured borrowings outstanding. For the year ended December 31, 2021, the weighted average interest rate was 2.32% and the average principal debt outstanding was $187,802,050.

For the year ended December 31, 2021, the SPV incurred $3,120,874 of interest expense and unused commitment fees and $375,987 of amortization of deferred financing costs.

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7. COMMITMENTS AND CONTINGENCIES
As of December 31, 2021, the Fund had unfunded commitments to fund delayed draw and revolving debt of $102,656,206 and $32,715,482, respectively. The unfunded debts’ fair value is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
Advanced Web Technologies Holding Company	Delayed Draw	—%	$1,606,447	$16,064
Advanced Web Technologies Holding Company	Delayed Draw	1.00%	525,394	5,254
Advanced Web Technologies Holding Company	Revolver	0.50%	453,152	—
American Physician Partners, LLC	Revolver	0.50%	41,251	—
Applied Technical Services	Delayed Draw	1.00%	2,532,432	(8,367)
Applied Technical Services	Delayed Draw	1.00%	2,813,813	(9,297)
Applied Technical Services	Revolver	0.50%	296,443	(979)
Appriss Health, LLC	Revolver	0.50%	888,889	—
Apptio, Inc.	Revolver	0.50%	106,509	—
Ascend Buyer,LLC	Revolver	0.50%	1,426,406	(22,549)
Associations, Inc.	Revolver	0.50%	413,282	—
Blackbird Purchaser, Inc.	Delayed Draw	1.00%	6,129,474	(122,589)
Bubbles Bidco S.p.A.[1]	Delayed Draw	2.80%	4,159,271	(84,914)
Bubbles Bidco S.p.A.[1]	Delayed Draw	—%	2,559,551	(53,019)
Chemical Computing Group	Revolver	0.50%	135,379	(617)
Chudy Group, LLC	Delayed Draw	1.00%	551,724	8,802
Chudy Group, LLC	Revolver	0.50%	137,931	—
DCA Investment Holdings, LLC	Delayed Draw	1.00%	498,212	(2,567)
DexKo Global Inc.	Delayed Draw	0.50%	209,283	(1,013)
Diligent Corporation	Delayed Draw	1.00%	275,576	4,334
Diligent Corporation	Revolver	0.50%	117,200	—
Dwyer Instruments, Inc	Delayed Draw	1.00%	1,003,425	(2,587)
Dwyer Instruments, Inc	Revolver	0.50%	411,263	(1,060)
Ellkay	Revolver	0.50%	1,785,651	(36,454)
EPS Nass Parent, Inc.	Delayed Draw	1.00%	84,746	(777)
EPS Nass Parent, Inc.	Revolver	0.50%	25,424	(233)
GasLog	Delayed Draw	1.50%	24,812,500	—
Greenhouse Software, Inc.	Revolver	0.50%	735,294	(14,396)
Hampton Rubber Company	Delayed Draw	3.50%	635,593	—
Hawkeye AcquisitionCo, LLC	Revolver	0.50%	185,598	(2,395)
Heartland Home Services	Delayed Draw	1.00%	4,269,099	16,655
Helios Buyer, Inc.	Revolver	0.50%	671,666	—
Hercules Borrower LLC	Delayed Draw	1.00%	3,195,032	(66,607)
Hercules Borrower LLC	Revolver	0.50%	719,954	—
Higginbotham Insurance Agency, Inc.	Delayed Draw	1.00%	3,850,993	(25,737)
Holley Purchaser, Inc.	Delayed Draw	—%	230,000	(911)
Hoosier Intermediate LLC	Revolver	0.50%	1,800,000	(36,000)
Individual FoodService Holdings, LLC	Delayed Draw	1.00%	2,636,274	7,872
Individual FoodService Holdings, LLC	Delayed Draw	1.00%	142,622	426
Individual FoodService Holdings, LLC	Revolver	0.50%	395,122	—
Integrity Marketing Acquisition, LLC	Delayed Draw	1.00%	785,769	(8,018)
Integrity Marketing Acquisition, LLC	Delayed Draw	1.00%	3,000,000	206
Jeg's Automotive, LLC	Delayed Draw	1.00%	4,166,667	(83,333)
Jeg's Automotive, LLC	Revolver	0.50%	2,083,333	(41,667)
Leaders Romans Bidco Limited The[1]	Delayed Draw	1.56%	563,050	306,250
LVF Holdings, Inc	Delayed Draw	1.00%	1,400,906	(34,654)
LVF Holdings, Inc	Revolver	0.50%	437,784	(10,829)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Material Holdings, LLC	Delayed Draw	—%	1,437,064	(15,885)
Material Holdings, LLC	Revolver	1.00%	604,220	(6,679)
Maverick Acquisition, Inc.	Delayed Draw	1.00%	1,403,621	(30,166)
Maverick Acquisition, Inc.	Delayed Draw	1.00%	8,557,403	(183,912)
Medical Manufacturing Technologies, LLC	Delayed Draw	1.00%	5,165,076	(103,302)
Medical Manufacturing Technologies, LLC	Revolver	0.50%	1,162,142	(23,243)
MMIT Holdings, LLC	Revolver	0.50%	857,085	(16,803)
National Technical Systems, Inc.	Revolver	0.50%	173,340	—
PF Atlantic Holdco 2, LLC	Revolver	0.50%	1,724,093	(34,482)
PF Atlantic Holdco 2, LLC	Delayed Draw	1.00%	5,948,119	(116,618)
Pound Bidco Inc.	Revolver	0.50%	996,678	—
Quantic Electronics	Delayed Draw	1.00%	1,054,751	(13,612)
Quantic Electronics	Revolver	0.50%	274,684	(3,545)
RSC Acquisition, Inc.	Delayed Draw	0.50%	3,170,659	(31,707)
Sapphire Telecom, Inc.	Revolver	0.50%	384,105	(51,793)
Sovos Compliance, LLC	Delayed Draw	1.00%	368,151	692
Speedstar Holding Corporation	Delayed Draw	1.00%	927,325	9,273
Trafigura PTE LTD	Revolver	0.50%	11,841,552	—
Wineshipping.Com LLC	Delayed Draw	1.00%	1,986,184	(38,631)
Wineshipping.Com LLC	Revolver	0.50%	1,430,052	(27,814)
Unfunded Commitments Total			$135,371,688	$(993,933)
(1) Par / Principal Amount is converted to USD using the GBP/USD of 1.16, and EUR/USD of 1.13 on funding date
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the year ended December 31, 2021 and the year ended December 31, 2020:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
CLASS A
Sold	3,058,466	$27,355,807	534,263	$4,594,680
Dividends and/or distributions reinvested	55,549	499,920	5,156	42,929
Repurchased	(4,649)	(41,872)	(50,959)	(426,015)
Net increase (decrease)	3,109,366	$27,813,855	488,460	$4,211,594
CLASS I
Sold	17,679,628	$159,304,391	7,254,937	$61,574,448
Dividends and/or distributions reinvested	534,464	4,832,762	148,380	1,246,003
Repurchased	(1,245,952)	(11,205,265)	(1,287,044)	(11,477,625)
Net increase (decrease)	16,968,140	$152,931,888	6,116,273	$51,342,826
CLASS L
Sold	21,644	$194,251	156,314	$1,399,906
Dividends and/or distributions reinvested	192	1,723	10,188	85,322
Repurchased	(278,178)	(2,467,520)	—	—
Net increase (decrease)	(256,342)	$(2,271,546)	166,502	$1,485,228
CLASS M (1)
Sold	1,633,048	$14,720,121	533,536	$4,505,328
Dividends and/or distributions reinvested	59,911	541,848	10,448	89,999
Repurchased	(35,174)	(319,024)	(6,054)	(52,670)
Net increase (decrease)	1,657,785	$14,942,945	537,930	$4,542,657
CLASS N
Sold	51,121,491	$458,138,043	5,881,266	$49,714,614
Dividends and/or distributions reinvested	894,359	8,051,811	73,122	622,871
Repurchased	(1,330,846)	(11,969,792)	(890)	(7,624)
Net increase (decrease)	50,685,004	$454,220,062	5,953,498	$50,329,861
CLASS Y
Sold	56,971	$501,000	246,623	$2,059,615
Dividends and/or distributions reinvested	2,257	20,264	34,659	287,447
Repurchased	(1,087,221)	(9,632,866)	(66,463)	(577,617)
Net increase (decrease)	(1,027,993)	$(9,111,602)	214,819	$1,769,445
(1) For the year ended December 31, 2021 and the period from May 15, 2020 (inception of offering) through December 31, 2020.

The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange.
The following table summarizes the share repurchases completed during the year ended December 31, 2021:

Three months ended	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
March 31, 2021	176,007	$8.87	$1,561,890	1,915,051	5.00%	0.46%
June 30, 2021	484,862	$9.01	$4,366,676	2,767,216	5.00%	0.88%
September 30, 2021	277,826	$9.03	$2,508,522	3,750,378	5.00%	0.37%
December 31, 2021	1,079,692	$9.04	$9,760,932	4,873,723	5.00%	1.11%
Total	2,018,387		$18,198,020
9. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of December 31, 2021, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.
10. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2021.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of December 31, 2021, the Fund had filed tax returns and therefore is subject to examination. The Fund’s tax returns filed for years ended December 31, 2020, December 31, 2019, and December 31, 2018 can be subject to examination.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. A portion of the capital loss carryforward is subject to limitations in future years under the Code and related regulations.

Total Distributable Earnings	Accumulated Loss Carryforward	Net Unrealized Appreciation/(Depreciation) Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$0	$(4,944,987)	$2,963,218
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in-Capital	Increase to Retained Earnings
$541,703	$541,703
The tax character of dividends declared of $36,731,516 and $12,355,414 for the years ended December 31, 2021 and 2020, respectively, is ordinary income.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.

For the Year Ended December 31, 2021
Federal tax cost of securities	$1,119,202,956
Gross unrealized appreciation	$12,660,858
Gross unrealized depreciation	$(9,697,640)
Net unrealized appreciation (depreciation)	$2,963,218

11. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
On February 15, 2022, the Fund amended the JPM Credit Facility. The amendment increased the maximum principal amount of the JPM Credit Facility from $350,000,000 to $450,000,000 and increased certain advance rates given to the value of the SPV’s portfolio investments.
Subsequent to December 31, 2021, the Fund began conducting a private offering of preferred shares to certain institutional investors. No assurances can be given as to what terms this will take place on or how much capital, if any, the Fund will raise.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Carlyle Tactical Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Carlyle Tactical Private Credit Fund (the “Fund”), including the consolidated statement of investments, as of December 31, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and financial highlights for each of the two years in the period then ended, the consolidated financial highlights for the period from June 4, 2018 (commencement of operations) to December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2021, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and financial highlights for each of the two years in the period then ended, and its consolidated financial highlights for the period from June 4, 2018 to December 31, 2018, in conformity with U.S. generally accepted accounting principles.

The accompanying financial highlights of the Fund for the year ended December 31, 2019 were audited by another independent registered public accounting firm whose report, dated February 27, 2020, expressed unqualified opinions on the financial statements of the Funds containing that statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence directly with the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, as applicable, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

Tysons, VA
March 1, 2022

FEDERAL INCOME TAX INFORMATION (Unaudited)
In early 2022, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2021.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $27,618,427 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend. In accordance with Sec. 163(j) interest related dividends (BII%) passed through to shareholders for the reporting period was 84.01%.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OTHER INFORMATION (Unaudited)

Approval of Investment Advisory Agreement

The Independent Trustees considered, among other things, the nature, extent and quality of the investment selection process employed by the Adviser, including the flow of transaction opportunities resulting from the significant capital markets, trading and research expertise of the Adviser’s investment professionals, the employment of the Adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing monitoring of portfolio companies, in light of the investment objective of the Fund. The Independent Trustees also considered the Adviser’s key personnel and their background and prior experience in connection with the types of investments made by the Fund, including such personnel’s network of relationships with financial sponsors focused on middle-market companies. The Independent Trustees determined that the background and experience of the management team and access to the Carlyle Global Credit platform, including through agreements to which the Adviser is a party, were suitable and appropriate for achieving the investment objective of the Fund. In addition, the Independent Trustees considered the fact that they retain the ability to terminate the Advisory Agreement without penalty upon 60 days’ written notice to the Adviser. The Independent Trustees further determined that the Adviser is served by a team of investment professionals with extensive private credit and leveraged finance market investment experience and an extensive network of relationships with financial sponsors.

The Independent Trustees considered the investment performance of the Fund, which is provided to the Independent Trustees on a regular basis, as compared to the performance of other funds included in the Peer Group in the Adviser’s presentation. The Independent Trustees also considered the operating expenses of the Fund compared to the Peer Group listed in the Adviser’s presentation.

In addition, based on information provided by the Adviser, including the Adviser’s responses to a detailed series of questions, the Independent Trustees considered the Adviser’s performance in providing services related to corporate operations, including preparation and filing of various reports, maintenance of general organizational and corporate records and accounts, administration of the affairs of the Fund, including relationships with the Fund’s various service providers, and compliance with applicable laws and regulations.

The Independent Trustees considered the other terms and conditions of the Advisory Agreement. The Independent Trustees determined that the substantive terms of the Advisory Agreement (other than the fees payable thereunder, which the Independent Trustees reviewed separately), including the services to be provided, are generally the same as those of comparable funds described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third-party service providers or through an internally managed structure.

The Independent Trustees considered comparative data based on publicly available information with respect to services rendered and the advisory fee of the other funds in the Peer Group. Based upon its review, the Independent Trustees noted that the advisory fee paid under the Advisory Agreement is at the lower end of the range, as compared to the fees paid under the agreements of the Peer Group described in the available market data. In addition, the Independent Trustees considered the Fund’s total expenses.

The Independent Trustees considered the extent to which economies of scale may be realized as the Fund grows. The Independent Trustees also considered the potential economies of scale in which the Fund may share, to the extent that the Carlyle Global Credit platform as a whole continues to grow.

The Independent Trustees considered the profitability of the Adviser and noted that such information was based, in particular, on the fact that the management fee payable to the Adviser by the Fund is at the annual rate of 1.00%, of the month-end value of the Fund’s managed assets (and in any case no more than 1.50% of net assets). They further noted that market data regarding the profitability of investment advisers to other funds in the Peer Group, and that the methodologies by which such advisers calculated their profitability, was generally not publicly available.

In view of the wide variety of factors that the Independent Trustees considered in connection with its evaluation of the Advisory Agreement, the Independent Trustees determined that it was not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Independent Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Independent Trustees based their determination on the totality of information presented to, and the investigation conducted by, them. In considering the factors discussed above, the Independent Trustees noted that individual Trustees may give different weights to different factors

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS (Unaudited)

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND (Unaudited)
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee (2)
Justin Plouffe (1976)	Trustee	Indefinite Length - since October 2019	Managing Director, The Carlyle Group (since 2007); Deputy Chief Investment Officer, Carlyle Global Credit Investment Management L.L.C. (since 2018); Chief Operating Officer, Carlyle Global Credit Investment Management L.L.C. (2017-2018)	1	None
Independent Trustees
Mark Garbin (1951)	Trustee	Indefinite Length - since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Independent Trustee of Two Roads Shared Trust (since 2012), Forethought Variable Insurance Trust
(since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013),
iCapital KKR Private Markets Fund (since 2014), Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (2015-2017), Independent Director of OHA CLO Enhanced Equity II
					Genpar LLP (since 2021) and Independent Director of E.J. Curley & Co. Distillers (since 2021)
Sanjeev Handa (1961)	Trustee	Indefinite Length - since Inception	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	1	Advisory Board Member of White Oak Partners (since 2021) and Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Joan McCabe (1955)	Trustee	Indefinite Length - since Inception	Managing Member, JMYME, LLC (since 2020); and CEO/Founder, Lipotriad LLC (2015- 2019)	1	Board member of Elevation Brands (since 2017); board member of Sensible Organics (2017-2021); board member of Goodwill International, Inc. (2015-2021); board member of Gulfstream Goodwill, Inc. (since
					2017); board member of Gulfstream Goodwill Academy, Inc. (since 2018)
(1) The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the 1940 Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.

Officers

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Brian Marcus (1983)	President, Principal Executive Officer and Chief Risk Officer	Indefinite Length - since April 2020	Managing Director, Carlyle Group (Since 2021); Principal, Carlyle Group (2018-2020); Vice President, Carlyle Group (2015 – 2017)
Peter Gaunt (1981)	Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Length - since April 2020	Managing Director, Carlyle Group (Since 2022); Principal, Carlyle Group (2019-2021); Corporate Controller, Hercules Capital (2017 – 2019); Senior Manager, Ernst & Young (2010 – 2017)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer; Chief Compliance Officer	Indefinite Length - Chief Legal Officer and Secretary since April 2020; Chief Compliance Officer since November 2021	Managing Director and Chief Legal Officer (Global Credit), Carlyle Group (Since 2018); Principal and Associate General Counsel, Ares Management, Ltd. (Jan 2017 – March 2018); Vice President and Associate General Counsel, American Capital, Ltd. (March 2006-Jan 2017)
(1) The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the 1940 Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.
Biographical Information and Discussion of Experience and Qualifications, etc.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Justin Plouffe. Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the PAAC. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Capital Markets L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Independent Trustees
Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.
Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also a board member of Greenpath Financial Wellness (since 2017) and a former board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa also serves as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (since 2016). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member.

Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is also a board member of Gulfstream Goodwill, Inc. (since 2017 and current Board Chair), Gulfstream Goodwill Academy, Inc. (since 2018) and Elevation Brands (since 2017). She formerly served as a board member of Goodwill International, Inc. (2015-2021) and Sensible Organics (2017-2021). Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
The Statement of Additional Information includes additional information about the Board members and is available, without charge, upon request. Shareholders may call 833-677-3646 to request the Statement of Additional Information.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	DST Systems, Inc.

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class Y	TAKYX

© 2022 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACAR 03012022

Item 2. Code of Ethics

(a)The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(c)The registrant has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.
(d)There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.
(e)Not applicable.
(f)A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services

(a)-(d)    The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the years ending December 31, 2021 and December 31, 2020.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	For the Year Ended December 31,
	2021	2020
Audit Fees	$255,000	$185,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

(e)(1)    During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)    The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

For the Year Ended December 31,
	2021	2020
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f)    All of the principal accountant’s hours spent on auditing the registrant’s 2021 and 2020 financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    For the fiscal years ended December 31, 2021 and December 31, 2020, aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Fund and to the registrant’s investment adviser were $0 and $0, respectively.
(h)    The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants
(a)    Not applicable.
(b)    Not applicable.

Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)

Name	Start Date	Bio
Justin Plouffe Portfolio Manager	June 5, 2018	Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the Portfolio Allocation Advisory Committee (“PAAC”). Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Securities, L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Linda Pace Portfolio Manager	June 5, 2018	Linda Pace is a Managing Director and Vice Chair of Global Credit, focusing on investing capital across the Global Credit platform. She joined Carlyle in 1999 and helped the firm first expand into credit investing. Prior to her current role, Ms. Pace served as head of Carlyle’s Liquid Credit strategy and was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. She is based in New York.

Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was Co-Head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million CLO funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst.

Ms. Pace received her undergraduate degree in French from Douglass College and her MBA in finance from New York University.
Brian Marcus Portfolio Manager	April 16, 2019	Brian Marcus is a Managing Director in Carlyle Global Credit Investment Management L.L.C. (“CGCIM”). He is based in New York. Mr. Marcus is a Portfolio Manager for the Fund and also focuses on strategic growth opportunities for the Global Credit platform. He helped develop TCG Capital Markets, a SEC-registered broker/dealer affiliate of The Carlyle Group and has been involved in acquisitions of credit management platforms. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55, and 63 licenses.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2021: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

(dollars in billions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Justin Plouffe
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	0.56	1	0.56
Other Accounts	2	1.30	2	1.30
Linda Pace
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	3	4.23	3	4.23
Other Accounts	7	1.68	1	0.60
Brian Marcus
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	2	1.30	2	1.30
(a)(2)(iv)    The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the

Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.
The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
(a)(3)Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.
(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2021.

Name	Aggregate Dollar Range of Equity Securities in the Fund (1)
Justin Plouffe	None
Linda Pace	None
Brian Marcus	None
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2021, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)Not applicable.
(b)Not applicable.

Item 13. Exhibits

(a)(i)Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.
(a)(ii)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: March 1, 2022

/s/ Peter Gaunt
By: Peter Gaunt
Principal Financial Officer
Date: March 1, 2022